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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 16, 2000 (MARCH 15, 2000)
                                                 -------------------------------




                         CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                      1-13726                      73-1395733
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(State or other jurisdiction     (Commission File No.)     (IRS Employer Identification No.)
     of incorporation)

        6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA     73118
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             (Address of principal executive offices)       (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

         On March 15, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing a restructed joint venture agreement with Gothic Energy Corporation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on March 15, 2000.




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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CHESAPEAKE ENERGY CORPORATION



                                         BY: /S/ AUBREY K. MCCLENDON
                                             ------------------------------
                                             AUBREY K. MCCLENDON
                                             Chairman of the Board and
                                             Chief Executive Officer

Dated:  March 16, 2000



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                                 EXHIBIT INDEX



EXHIBIT                           DESCRIPTION
-------                           -----------
  99       Press Release issued by the Registrant on March 15, 2000.




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